EXHIBIT 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK PAR VALUE $0.01
Certificate Number ZQ00000000
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
M MabVax Therapeutics
MABVAX THERAPEUTICS HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
Shares
**000000******************
***000000*****************
****000000****************
*****000000***************
******000000**************
THIS CERTIFIES THAT
MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE
CUSIP 55414P 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO***
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
MabVax Therapeutics Holdings, Inc., transferable on the books of the Corporation by said owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation as from time to time amended.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation’s duly authorized officers.
President
Secretary
MabVax Therapeutics Holdings, Inc.
CORPORATE SEAL 1988
DELAWARE
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
MMabVax Therapeutics
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1 ADD 2 ADD 3 ADD 4
CUSIP XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890 1 1 1
1234567890/1234567890 2 2 2
1234567890/1234567890 3 3 3
1234567890/1234567890 4 4 4
1234567890/1234567890 5 5 5
1234567890/1234567890 6 6 6
Total Transaction 7
12344567

MABVAX THERAPEUTICS HOLDINGS, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian
(Cust) (Minor)
TEN ENT	-	as tenants by the entireties			under Uniform Gifts to Minors Act
(State)
JT TEN	-	as joint tenants with right of survivorship	UNIF TRF MIN ACT	-	Custodian (until age )
		and not as tenants in common			(Cust)
under Uniform Transfers to Minors Act
(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.